CAPSTONE CHURCH CAPITAL FUND
(“Fund”)

Supplement dated January 24, 2013
To Prospectus and Statement of Additional Information dated January 27, 2012

At a special meeting held January 15, 2013, the Fund’s Board of Trustees voted to close the Fund temporarily to new share sales.  Thus, effective January 24, 2013, the Fund’s transfer agent will not accept orders for sales of additional shares of the Fund, either from current Fund shareholders or from new investors, until otherwise notified by the Fund.  For shareholders of the Fund who are having income dividends and/or capital gains distributions reinvested in additional shares of the Fund, those reinvestments in additional Fund shares will continue to be made.  The Fund will also continue to make annual repurchase offers.

If the Fund were to continue to offer its shares for sale, it would be required to maintain a current registration statement with the U.S. Securities and Exchange Commission.  The current market environment has negatively affected the Fund’s performance (see Supplement dated March 28, 2012 to the Fund’s prospectus and Statement of Additional Information dated January 28, 2012, as well as recent annual and semi-annual shareholder reports for periods ending September 30 and March 31).  In this environment, the Fund does not expect to be able to grow its assets or generate additional cash reserves through sales of Fund shares.  Therefore, the Board of Trustees has determined to close the Fund temporarily to sales of additional shares in order to save the Fund the expense of continuing to update its registration statement and distribute updated prospectuses.  The Board of Trustees has also directed the Fund’s management to investigate possible options for the Fund that could be advantageous for Fund shareholders, including attractive opportunities for generating additional liquidity through sale of the Fund’s portfolio securities, as well as other options, such as a possible sale, merger or liquidation of the Fund.

Although the Fund will not provide shareholders with annually updated prospectuses or make available updated Statements of Additional Information while it is closed to new sales, it will continue to provide shareholders with annual and semi-annual reports and to notify shareholders timely of significant developments affecting the Fund.  The Fund’s annual and semi-annual reports are made available free of charge on the Fund’s website at www.capstonechurchcapitalfund.com, where notices that are mailed to shareholders will also be posted.